SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 26, 2006

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

Amended and Restated Directors’ Stock Incentive Plan

On July 27, 2006, the stockholders of Triumph Group, Inc. (the “Company”) approved the amendment and restatement of the Company’s Amended and Restated Directors’ Stock Incentive Plan (the “Directors’ Plan”) to: expand the classes of awards to include stock awards and deferred stock units; provide for a maximum annual grant limit for each non-employee director of awards representing 1,250 shares of common stock, provided that only for purposes of calculating this maximum annual limit, an option shall be considered to give the holder the right to purchase only one-half of a share of common stock; provide for the grant of awards representing up to 2,500 shares of common stock upon an eligible director’s initial election to the Board, provided that only for purposes of calculating such limit, an option shall be considered to give the holder the right to purchase only one-half of a share of common stock; provide for the grant of additional awards to any eligible director in the Board’s discretion; and provide that the definition of “Change in Control” may be otherwise defined in an award agreement.  The foregoing description is qualified in its entirety by reference to the Directors’ Plan.  The Directors’ Plan is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Non-Employee Director Compensation

On July 27, 2006, the Board of Directors of the Company approved a new compensation policy for the non-employee members of the Board of Directors, effective immediately.  The compensation policy provides for annual retainer fees and equity awards, fees for service as lead director or committee chair, and meeting fees.  The compensation policy is summarized in Exhibit 10.2 to this report and incorporated herein by reference.  In addition, the Board of Directors concurrently approved a grant of 1,000 deferred stock units to each of the non-employee members of Board of Directors under the Directors’ Plan.  Each deferred stock unit represents the contingent right to receive one share of the Company’s common stock.  The deferred stock units vest on July 27, 2010 and the shares of common stock underlying vested deferred stock units will be delivered on January 1 of the year following the year in which the non-employee director terminates service as a director of the Company.  The awards are subject to the terms and conditions applicable to deferred stock units in the Directors’ Plan as well as the terms and conditions of the Deferred Stock Unit Award Agreement, the form of which is filed as Exhibit 10.3 to this report.

Item 2.02                Results of Operations and Financial Condition.

On July 26, 2006, the Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2006 and conducted a conference call to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                                          Export Sales for the fiscal quarter ended June 30, 2006 were 22% of revenue.  For the fiscal quarter ended June 30, 2006, the sales mix was as follows: commercial was 43% (compared to 45% in the prior full fiscal year), military was 32% (compared to 33% in the prior full fiscal year), regional jets were 6% (compared to 6% in the prior full fiscal year), business jets were 11% (compared to 9% in the prior full fiscal year) and other was 7% (compared to 7% in the prior full fiscal year).

•                                          The top ten programs represented in the backlog were the 777, 737NG, CH47, A320, UH-60, V22, C17, 747, A380 and 767 programs, respectively.

•                                          For the quarter ended June 30, 2006, Boeing commercial, military and space accounted for 23% of net sales and Airbus accounted for 6% of net sales.

•                                          The Company’s global effective income tax rate for the quarter ended June 30, 2006 was 35.3%, which reflects a domestic effective tax rate of 34%.  The increase in the domestic tax rate was due to the expiration of the federal research and development tax credit.  The foreign effective tax rate reflects the start-up costs related to the Thailand facility, which in accordance with GAAP were not tax benefited.  The Company expects that the full-year domestic effective tax rate for the 2007 fiscal year will be 34% in the absence of a reinstatement of the research and development tax credit.

•                                          The Company projected that capital expenditures for fiscal year 2007 would increase to be in the range of $40 to $45 million.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                Other Events.

On July 27, 2006, the Company issued a press release announcing that its Board of Directors had declared the Company’s first ever quarterly cash dividend.  The full text of the press release is furnished as Exhibit 99.2 to this report.

Item 9.01              Financial Statements and Exhibits.

(c)                                  Exhibits.

Number	Description of Document

10.1	Amended and Restated Directors’ Stock Incentive Plan (effective July 27, 2006).
10.2	Compensation for the non-employee members of the Board of Directors of the Company.
10.3	Form of Deferred Stock Unit Award Agreement under the Amended and Restated Directors’ Stock Incentive Plan.
99.1	Press Release announcing results for the fiscal quarter ended June 30, 2006.
99.2	Press Release announcing the declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006		TRIUMPH GROUP, INC.

By:
John B. Wright, II
Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Directors’ Stock Incentive Plan (effective July 27, 2006).
10.2	Compensation for the non-employee members of the Board of Directors of the Company.
10.3	Form of Deferred Stock Unit Award Agreement under the Amended and Restated Directors’ Stock Incentive Plan.
99.1	Press Release announcing results for the fiscal quarter ended June 30, 2006.
99.2	Press Release announcing the declaration of a cash dividend.